Exhibit 10.34

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PUBLIC HEALTH SERVICE

PATENT LICENSE AGREEMENT—EXCLUSIVE

COVER PAGE

For PHS internal use only:

     Patent License Application Number:

A-338-2004

     Serial Number(s) of Licensed Patent(s) and/or Patent Application(s):

Group I, to which Licensee is granted non-exclusive rights in the Licensed Fields of Use::

a) DHHS technology ref. #E-385-1986/0: “Recombinant Pseudomonas Exotoxin: Construction of an Active Immunotoxin with Low Side Effects” Issued as US Patent 4,892,827;

b) DHHS technology ref. #E-135-1989/0: “Recombinant Antibody-Toxin Fusion Protein” Issued as US Patents 6,051,405, 5,863,745, and 5,696,237; and

c) DHHS technology ref. #E-306-1987/0: “Methods for treating malignancy and autoimmune disorders in humans” Issued as Canadian patent 1325591 and Japanese patent 2581788;

d) DHHS technology ref. #E-306-1987/1: “Methods for treating malignancy and autoimmune disorders in humans using Tac antibodies” Pending as U.S. Patent application 08/478,748;

e) DHHS technology ref. #E-163-1993/0: “Recombinant Disulfide-Stabilized Polypeptide Fragments Having Binding Specificity” Issued as US Patents 5,747,654, 6,147,203, and 6,558,672; and

Any related foreign filed national stage applications claiming priority to such patent applications and patents listed in I (a)-(e) above.

Group II, to which Licensee is granted exclusive rights in the Licensed Fields of Use::

a) DHHS technology ref. #E-146-1999/0: “Reduction of nonspecific animal toxicity of immunotoxin by mutating framework repetitions of Fv to lower isoelectric point” (PCT application PCT/US01/43602) Pending as U.S. Patent Application 10/416,129;

b) DHHS technology ref. #E-216-2000/2: “Pegylation of Linkers Improves Antitumor Activity and Reduces Toxicity of Immunoconjugates” (PCT application PCT/US01/18503, combining 60/211,331 and 60/213,804) Pending as US patent application 10/297,337;

c) DHHS technology ref. #E-129-2001/0: “Mutated anti-CD22 antibodies with increased affinity to CD22 expressing leukemia cells” pending as PCT application PCT/US02/30316;

d) DHHS technology ref. #E-046-2004/0: “Mutated anti-CD22 antibodies and immunoconjugates” Pending as US patent application number 60/525,371; and And any related foreign filed national stage applications claiming priority to such patent applications and patents listed in II (a)-(d) above.

     Licensee:

Genencor International, Inc. and its Affiliates

     Cooperative Research and Development Agreement (CRADA) Number (if applicable):

n/a

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     Additional Remarks:

none

     Public Benefit(s):

Licensee agrees, after its First Commercial Sale, to make reasonable quantities of Licensed Product(s) or materials produced through the use of Licensed Process(es) available on a compassionate use basis to patients in the United States, either through the patient’s physician(s) and/or the medical center treating the patient. PHS agrees that the such a commitment by Licensee shall not create an undue commercial burden upon Licensee, i.e., delay and/or materially affect the commercial development of the Licensed Product(s) or Licensed Process(es); and

Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop written educational materials (e.g., brochures, advertisements, etc.) directed to patients and physicians in the United States detailing the Licensed Product(s) and/or medical aspects of using the Licensed Product(s).

This Patent License Agreement, hereinafter referred to as the “Agreement", consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) and/or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Modifications), Appendix E (Benchmarks), and Appendix F (Commercial Development Plan). The Parties to this Agreement are:

1)	The National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as “PHS”, agencies of the United States Public Health Service within the Department of Health and Human Services (“DHHS”); and

2)	The person, corporation, or institution identified above and/or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as “Licensee”.

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PHS PATENT LICENSE AGREEMENT—EXCLUSIVE

PHS and Licensee (collectively referred to herein as the “Parties”) agree as follows:

1.	BACKGROUND

1.01	In the course of conducting biomedical and behavioral research, PHS investigators made inventions that relate to certain therapeutic compounds and processes useful in the treatment of cancer and that may have commercial applicability.

1.02	PHS represents that by assignment of rights from PHS employees and other inventors, DHHS, on behalf of the United States Government, owns intellectual property rights claimed in any United States and/or foreign patent applications or patents corresponding to the assigned inventions. DHHS also owns any tangible embodiments of these inventions actually reduced to practice by PHS.

1.03	PHS further represents that the Secretary of DHHS has delegated to PHS the authority to enter into this Agreement for the licensing of rights to these inventions and that PHS has the right to grant the licenses provided herein and to perform such other obligations as are provided in this Agreement.

1.04	PHS desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.05	Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, and/or marketable products for public use and benefit and has submitted a license application for review by PHS outlining Licensee’s capabilities and commercial expectations for the assigned inventions.

1.06	Licensee and PHS have entered into simultaneously herewith a collaborative research and development agreement (“CRADA”) entitled “Development of Anti-CD22 Immunotoxins, BL22 and HA22, as Therapeutic Agents” (CRADA No. 1975) and related to the technology licensed under this Agreement. By virtue of the CRADA and this Agreement, the Parties intend to vest in Licensee a license in rights owned and/or controlled by PHS that are relevant and/or necessary to the treatment of cancer with therapeutic and diagnostic compounds related to BL-22 and other CD-22 binding therapeutics developed by the National Cancer Institute, as defined in the Licensed Field of Use.

2.	DEFINITIONS

2.01	“Affiliates” means any corporation or business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Licensee. For the purposes of this definition, “control” shall mean the possession, direct or indirect, of the power to cause the direction of the management and policies of then corporation or business entity, whether through ownership of fifty percent (50%) or more of the voting securities of such corporation or business entity, by contract or otherwise.

“Benchmarks” mean the performance milestones that are set forth in Appendix E.

2.02	“Commercial Development Plan” means the written commercialization plan attached as Appendix F.

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2.03	“Expanded Access” shall mean any procedures, such as compassionate use, parallel track, and treatment protocols that distribute drugs to patients who are failing on currently available treatments for their condition and also are unable to participate in ongoing clinical trials.

2.04	“First Commercial Sale” means the initial transfer after FDA approval, by or on behalf of Licensee or its sublicensees of Licensed Products to a Third Party in an arms-length transaction or the initial practice after FDA approval, of a Licensed Process by or on behalf of Licensee or its sublicensees to manufacture Licensed Products in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales.

2.05	“Government” means the Federal Government of the United States of America.

2.06	“Licensed Fields of Use” means the fields of use identified in Appendix B.

2.07	“Licensed Patent Rights” shall mean:

a)	Patent applications (including provisional patent applications and PCT patent applications) and/or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from such applications, divisions, and continuations, and any reissues, reexaminations, extensions of all such patents, and all foreign counterparts thereof; and

b)	to the extent that the following contain one or more claims required for or commercially desirable for the practice of the invention or inventions disclosed in a) above: i) continuations-in-part of a) above; ii) all divisions and continuations of these continuations-in-part; iii) all patents issuing from such continuations-in-part, divisions, and continuations; iv) priority patent application(s) of a) above; v) any reissues, reexaminations, and extensions of all such patents; and vi) all foreign equivalents corresponding to any of the applications and/or patents recited in this paragraph 2.07(b).

A patent application or patent shall not fall into subsection (b) above and shall not be a Licensed Patent Right merely due to the fact that such patent or patent application claims priority to an application or patent falling under subsection (a) above, and shall not include (b) above to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in (a) above.

2.08	“Licensed Process(es)” means (a) processes which, in the course of being practiced, would be within the scope of one or more Valid Claims of the Licensed Patent Rights, or (b) where the manufacture, use, sale, or importation of products produced practicing such processes would be within the scope of one or more Valid Claims of the Licensed Patent Rights.

2.09	“Licensed Product(s)” means tangible materials which, in the course of manufacture, use, sale, or importation thereof, would be within the scope of one or more Valid Claims of the Licensed Patent Rights.

2.10	“Licensed Territory” means the geographical area identified in Appendix B.

2.11	“Net Sales” means the total gross receipts for sales of Licensed Products or practice of Licensed Processes by or on behalf of Licensee or its sublicensees, and from leasing, renting, or otherwise making Licensed Products available to Third Parties without sale or other dispositions, whether

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invoiced or not, less; trade, quantity and cash discounts and other reasonable rebates actually allowed; product returns, recalls, credits and allowances; packing costs, insurance costs, freight out, and taxes; excise and/or sales taxes, tariffs, duties, value added taxes or other governmental charges (other than income taxes) imposed and actually paid in connection with the production, importation, sale, delivery or use of Licensed Products or the practice of the Licensed Processes, and wholesaler and cash discounts in amounts customary in the trade to the extent actually granted. No deductions shall be made for commissions paid to individuals, whether they be with independent sales agencies or regularly employed by Licensee, or sublicensees, and on its payroll, or for the cost of collections.

Only sales of Licensed Products or practice of Licensed Processes to persons and entities other than Licensee and /or its Affiliates and/or sublicensees are to be included in Net Sales. Sales of Licensed Product or practice of Licensed Processes between Affiliates, Affiliates and Licensee and/or sublicensees and Licensee are not to be included within Net Sales unless such Affiliate or sublicensee is the end user of the Licensed Product or Licensed Process and further provided that subsequent sales from such Affiliates or sublicensees to a non-affiliated Third Party shall be included within Net Sales.

2.12	“Pivotal Trial” shall mean a controlled study in humans of the efficacy and safety of a Licensed Product which is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a particular indication in a manner sufficient to obtain regulatory approval to market such Licensed Product. (i.e. Phase III or Phase II/III)

2.13	“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under such conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms. “Practical Application” shall be achieved if Licensee [ *** ] and [ *** ], including any [ *** ] under this Agreement.

2.14	“Research License” means a nontransferable, nonexclusive license to make and to use the Licensed Products or Licensed Processes as defined by the Licensed Patent Rights for purposes of research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

2.15	“Third Party” means any entity not a Party or an Affiliate.

2.16	“Valid Claim” means a pending or granted, unexpired claim of a Licensed Patent Right that has not been held to be invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

3.	GRANT OF RIGHTS

3.01	PHS hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Group II Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

3.02	PHS hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, a non-exclusive license under the Group I Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

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3.03	This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS other than Licensed Patent Rights regardless of whether such patents are dominant or subordinate to Licensed Patent Rights.

4.	SUBLICENSING

4.01	Upon written approval by PHS, which approval will not be unreasonably withheld, Licensee may enter into sublicensing agreements under the Licensed Patent Rights. In the event that PHS does not provide a written objection to Licensee within thirty (30) days of receiving written notice under the preceding sentence, PHS shall be deemed to have given its approval to the sublicense arrangement described in the notice.

4.02	Licensee shall notify PHS regarding such sublicenses and agrees that any sublicenses granted by it shall provide that the obligations to PHS of Paragraphs 5.01-5.04, 8.01, 12.05, and 13.07-13.09 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements. For the purposes of clarity, it is understood that the efforts of a sublicensee shall be considered the efforts of Licensee, including adherence to the Benchmarks contained in this Agreement, and substantial adherence to the Commercial Development Plan contained in this Agreement, including any modifications thereto under this Agreement.

4.03	Any sublicenses granted by Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between such sublicensees and PHS upon termination of this Agreement under Article 13. Such conversion is subject to PHS approval and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.04	Licensee agrees to forward to PHS a copy of each fully executed sublicense agreement postmarked within thirty (30) days of the execution of such agreement. To the extent permitted by law, PHS agrees to maintain each such sublicense agreement in confidence.

5.	STATUTORY AND PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.01	PHS reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory. Any obligations of Licensee to provide PHS quantities of Licensed Products or materials made through the Licensed Processes for PHS research use shall be governed by the CRADA. In the event that PHS desires to obtain Licensed Products or materials made through Licensed Processes for purposes outside of the CRADA or after its termination or expiration, PHS may request from Licensee reasonable quantities thereof and Licensee will honor such requests to the extent commercially reasonable, provided that PHS shall reimburse Licensee for the cost of such materials. Any provision of materials to PHS by Licensee under this Agreement will be within Licensee’s discretion.

5.02	Licensee agrees that products used or sold in the United States embodying Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from PHS.

5.03	Licensee acknowledges that PHS may enter into future Cooperative Research and Development Agreements (CRADAs) with Third Parties under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. Licensee agrees not to unreasonably deny requests for a Research License in the Licensed Field of Use under the Licensed Patent Rights from such future collaborators with PHS when acquiring such rights is necessary in order to make

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a Cooperative Research and Development Agreement (CRADA) project feasible. Licensee may request an opportunity to join as a party to the proposed Cooperative Research and Development Agreement (“Third Party CRADA”).

5.04	In addition to the reserved license of Paragraph 5.01 above, PHS reserves the right to grant nonexclusive Research Licenses directly or to require Licensee to grant nonexclusive Research Licenses on reasonable terms. The purpose of this Research License is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the Licensed Patent Rights, however, PHS shall consult with Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes. In no event will PHS provide [ *** ] that are [ *** ] or [ *** ] to [ *** ].

6.	ROYALTIES AND REIMBURSEMENT

6.01	Licensee agrees to pay to PHS a noncreditable, nonrefundable license issue royalty as set forth in Appendix C within thirty (30) days from the date that this Agreement becomes effective.

6.02	Licensee agrees to pay to PHS a nonrefundable minimum annual royalty as set forth in Appendix C. The minimum annual royalty is due and payable on January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year. The minimum annual royalty due for the first calendar year of this Agreement shall be prorated according to the fraction of the calendar year remaining between the effective date of this Agreement and the next subsequent January 1.

6.03	Licensee agrees to pay PHS earned royalties as set forth in Appendix C.

6.04	Licensee agrees to pay PHS benchmark royalties as set forth in Appendix C.

6.05	Licensee agrees to pay PHS sublicensing royalties as set forth in Appendix C.

6.06	A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest of the dates that a) the application has been abandoned and not continued, b) the patent expires or irrevocably lapses, or c) such that no Valid Claim remains, d) the claim has been irrevocably abandoned or disallowed or e) the claim has failed to issue within five (5) years of the first office action from the patent office of that country, provided that such claim subsequently issues as a claim within an issued patent, such claim shall be restored to the Licensed Patent Rights, and then shall again be used to compute earned royalty payments for the given country.

6.07	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of any of the Licensed Patent Rights and/or patent rights licensed under the CRADA.

6.08	On sales of Licensed Products made in other than an arm’s-length transaction, the value of the Net Sales attributed under this Article 6 to such a transaction shall be that which would have been received in an arm’s-length transaction, based on sales of like quantity and quality products on or about the time of such transaction.

6.09	With regard to expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights incurred by PHS on or after the effective date of this Agreement, Licensee shall [ *** ] of such expenses

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directly to the law firm employed by PHS to handle such functions upon receipt by Licensee of an invoice from such law firm. However, in such event, [ *** ].

6.10	Licensee may elect to surrender its rights in any country of the Licensed Territory under any Licensed Patent Rights upon thirty (30) days written notice to PHS and owe no payment obligation under Article 6.10 for patent-related expenses incurred in that country after thirty (30) days of the effective date of such written notice.

6.11	If Licensee or sublicensee is required to pay a third party earned royalties with respect to a Licensed Product(s) and/or Licensed Process(es) under agreements for patent rights or other technologies which Licensee or sublicensee, in its reasonable judgment, determines are necessary or desirable to license or acquire with respect to such Licensed Product, and the total royalties due to such third parties [ *** ], Licensee may [ *** ] such earned royalties owed to such third parties by [ *** ] due to said third parties (prior to any reductions) from the payments owing to PHS for such Licensed Product under this Article 6. Notwithstanding the foregoing provisions of this Paragraph 6.11, in no event shall the earned royalties due to PHS be [ *** ].

7.	PATENT FILING, PROSECUTION, AND MAINTENANCE

7.01	Except as otherwise provided in this Article 7, PHS agrees to take responsibility for, but to consult with, the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall furnish copies of relevant patent-related documents to Licensee.

7.02	Upon PHS’s written request, Licensee shall assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall on an ongoing basis promptly furnish copies of all patent-related documents to PHS. In such event, Licensee shall, subject to the prior approval of PHS, select registered patent attorneys or patent agents to provide such services on behalf of Licensee and PHS. PHS shall provide appropriate powers of attorney and other documents necessary to undertake such actions to the patent attorneys or patent agents providing such services. Licensee and its attorneys or agents shall consult with PHS in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide PHS sufficient opportunity to comment on any document that Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office. Licensee shall be responsible for costs associated with transferring patent prosecution responsibilities to an attorney or agent of Licensee’s choice. Notwithstanding the above, in the event that PHS licenses the Licensed Patent Rights to one or more Third Parties in outside the Licensed Fields of Use, Licensee shall be responsible for a pro-rata share, based on the total number of licensees under the Licensed Patent Rights, of the costs associated with preparation, filing, prosecution and maintenance of each relevant patent or patent application licensed to such Third Party.

7.03	For Licensed Patent Rights to which Licensee has assumed responsibility for the preparation, filing, prosecution and maintenance thereof, at any time, PHS may provide Licensee with written notice that PHS wishes to reassume control of the preparation, filing, prosecution, and maintenance of such Licensed Patent Rights. If PHS elects to reassume such responsibilities, Licensee agrees to cooperate fully with PHS, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and to provide PHS with complete copies of documents or other materials necessary to undertake such responsibilities. PHS shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of PHS’s choice.

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7.04	Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and shall permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.	RECORD KEEPING

8.01	Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced by Licensee under this Agreement. Such records shall be appropriate to determine the amount of royalties due PHS and shall be retained for at least five (5) years following a given reporting period. Licensee shall make such records available pursuant to Paragraph 8.02.

8.02	Licensee agrees to have an audit of sales and royalties conducted by an independent auditor upon reasonable request of PHS, but not more then once per year. The independent auditor shall be selected by PHS for the sole purpose of verifying reports and confirming the accuracy of payments due hereunder. The audit shall occur during normal business hours at a site selected by Licensee. The audit shall address, at a minimum, the amount of gross sales by or on behalf of Licensee during the audit period, terms of the license as to percentage or fixed royalty to be remitted to the Government, the amount of royalty funds owed to the Government under this Agreement, and whether the royalty amount owed has been paid to the Government and is reflected in the records of the Licensee. The audit shall also indicate the PHS license number, product, and the time period being audited. A report certified by the auditor shall be submitted promptly by the auditor directly to PHS and the Licensee on completion, which report shall be considered confidential information of Licensee. The accountant or auditor shall only disclose to PHS information relating to the accuracy of reports and payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then Licensee shall reimburse PHS for the cost of the inspection at the time Licensee pays the unreported royalties, including any late charges as required by Paragraph 9.08 of this Agreement. All payments required under this Paragraph shall be due within thirty (30) days of the date PHS provides Licensee with written notice of the payment due.

9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.01	Prior to signing this Agreement, Licensee has provided to PHS the Commercial Development Plan at Appendix F, under which Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application. The Commercial Development Plan is hereby incorporated by reference into this Agreement. Performance and Benchmarks are determined as specified in Appendix E.

9.02	Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use within sixty (60) days after December 31 of each calendar year. These progress reports shall include a description of progress towards milestones and goals outlined in the Commercial Development Plan in such detail as to permit PHS to make a reasonable assessment of whether the goals of the Commercial Development Plan are being met.. PHS encourages Licensee to include in these reports information on any of Licensee’s public service activities that relate to the Licensed Patent Rights. If reported progress differs from that projected in the Benchmarks or in any substantial manner from that projected in the Commercial Development Plan, Licensee shall explain the reasons for such differences. In any such annual report, Licensee may propose amendments to the Commercial Development Plan, acceptance of which by PHS may not be denied unreasonably. Licensee agrees to provide any additional information necessary for PHS to evaluate Licensee’s performance of its obligations as specified in this Agreement. Licensee may

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amend the Benchmarks at any time upon written consent by PHS. PHS shall not unreasonably withhold approval of any request of Licensee to extend the time periods of this schedule if such request is supported by a reasonable showing by Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application as defined in 37 CFR 404.3(d). Licensee shall amend the Commercial Development Plan and Benchmarks at the request of PHS to address any Licensed Fields of Use not specifically addressed in the plan originally submitted.

9.03	Licensee shall report to PHS the dates for achieving Benchmarks specified in Appendix E and the First Commercial Sale in each country in the Licensed Territory within thirty (30) days of such occurrences.

9.04	Licensee shall submit to PHS within sixty (60) days after each calendar year ending December 31 a royalty report setting forth for the preceding one year period the Net Sales and the amount of royalty accordingly due. With each such royalty report, Licensee shall submit payment of the earned royalties due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of Licensee and shall include a detailed listing of all deductions made under Paragraph 2.10 to determine Net Sales made under Article 6 to determine royalties due.

9.05	Licensee agrees to forward annually to PHS a copy of such reports received by Licensee from its sublicensees during the preceding one year period as shall be pertinent to a royalty accounting to PHS by Licensee for activities under the sublicense.

9.06	Royalties due under Article 6 shall be paid in U.S. dollars. For conversion of foreign currency to U.S. dollars, the conversion rate shall be the average of the exchange rate included in the calendar half-year period, as quoted in the The Wall Street Journal, Eastern Edition. All checks and bank drafts shall be drawn on United States banks and shall be payable, as appropriate, to “NIH/Patent Licensing.” All such payments shall be sent to the following address: NIH, P.O. Box 360120, Pittsburgh, PA 15251-6120. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by Licensee. The royalty report required by Paragraph 9.04 of this Agreement shall accompany each such payment, and a copy of such report shall also be mailed to PHS at its address for notices indicated on the Signature Page of this Agreement.

9.07	Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay any such tax and be responsible for all filings with appropriate agencies of foreign governments.

9.08	Interest and penalties may be assessed by PHS on any overdue payments in accordance with the Federal Debt Collection Act. The payment of such late charges shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

9.09	All plans and reports required by this Article 9 and marked “confidential” by Licensee shall, to the extent permitted by law, be treated by PHS as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of such records by the PHS under the Freedom of Information Act (FOIA), 5 U.S.C. ’ 552 shall be subject to the predisclosure notification requirements of 45 CFR ’ 5.65(d).

10.	PERFORMANCE

10.01	Licensee shall use its reasonable best efforts to bring the Licensed Products and Licensed Processes to Practical Application. “Reasonable best efforts” for the purposes of this provision shall be satisfied if Licensee adheres to the Benchmarks at Appendix E and substantially adheres

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to the Commercial Development Plan at Appendix F. The efforts of a sublicensee shall be considered the efforts of Licensee.

10.02	Upon the First Commercial Sale, until the expiration of this Agreement, Licensee shall use its reasonable best efforts to make Licensed Products and Licensed Processes reasonably accessible to the United States public.

10.03	Licensee agrees, after its First Commercial Sale, to make reasonable quantities of Licensed Product(s) or materials produced through the use of Licensed Process(es) available on an Expanded Access use basis to patients in the United States, either through the patient’s physician(s) and/or the medical center treating the patient. PHS agrees that the such a commitment by Licensee shall not create an undue commercial burden upon Licensee, i.e., delay and/or materially affect the commercial development of the Licensed Product(s) or Licensed Process(es). The retail value of the drug provided for free or at a discount through the Expanded Access program will not exceed [ *** ]. Licensee will not be required to pay any royalty under this Agreement with respect to any Licensed Products or materials used in Licensed Processes that are distributed through an Expanded Access program.

10.04	Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop written educational materials (e.g., brochures, advertisements, etc.) directed to patients and physicians in the United States detailing the Licensed Product(s) and/or medical aspects of using the Licensed Product(s).

11.	INFRINGEMENT AND PATENT ENFORCEMENT

11.01	PHS and Licensee agree to notify each other promptly of each known infringement or possible infringement of the Licensed Patent Rights, as well as any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either Party becomes aware.

11.02	Pursuant to this Agreement and the provisions of Chapter 29 of title 35, United States Code, Licensee may: a) bring suit in its own name, at its own expense, and on its own behalf for infringement of the Licensed Patent Rights in the Licensed Field of Use; b) in any such suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable pursuant to such suit; and c) settle any claim or suit for infringement of the Licensed Patent Rights in the Licensed Field of Use; provided, however, that PHS and appropriate Government authorities shall have the first right to take such actions. If Licensee desires to initiate a suit for patent infringement, Licensee shall notify PHS in writing. If PHS does not notify Licensee of its intent to pursue legal action within ninety (90) days of such notice, Licensee will be free to initiate suit. PHS shall have a continuing right to intervene in such suit. Licensee shall take no action to compel the Government either to initiate or to join in any such suit for patent infringement. Licensee may request the Government to initiate or join in any such suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any such suit pursuant to Licensee’s request or motion, Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of such motion, including any and all costs incurred by the Government in opposing any such motion, provided that Licensee shall have no further obligation to reimburse PHS or the Government for participation in such action. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation in which it is involved regarding the Licensed Patent Rights. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.03	In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by Licensee, PHS or the Government under Paragraph 11.02, pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United

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States Code or other statutes, Licensee may: a) defend the suit in its own name, at its own expense, and on its own behalf; b) in any such suit, seek to file any appropriate counterclaim, including to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature pursuant to such suit; and c) settle any claim or suit for declaratory judgment involving the Licensed Patent Rights; provided, however, that PHS and appropriate Government authorities shall have the first right to take such actions and shall have a continuing right to intervene in such suit. If PHS does not notify Licensee of its intent to respond to the legal action within ninety (90) days or such shorter time as may be set for response by the tribunal adjudicating such action, Licensee will be free to do so. Licensee shall take no action to compel the Government either to initiate or to join in any such declaratory judgment action. Licensee may request the Government to initiate or to join any such suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any such suit by motion or any other action of Licensee, Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of such motion or other action, provided that Licensee shall have no further obligation to reimburse PHS or the Government for participation in such action. If Licensee elects not to defend against such declaratory judgment action, PHS, at its option, may do so at its own expense. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.04	In any action taken by Licensee under Paragraphs 11.02 or 11.03, the expenses including costs, fees, attorney fees, and disbursements, shall be paid by Licensee. The value of any recovery made by Licensee through court judgment or settlement, less applicable legal fees, shall be treated as Net Sales and subject to earned royalties.

11.05	PHS shall cooperate fully with Licensee in connection with any action under Paragraphs 11.02 or 11.03. PHS agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by Licensee.

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION

12.01	PHS offers no warranties other than those specified in Article 1.

12.02	PHS does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.03	PHS MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.04	PHS does not represent that it will commence legal actions against third parties infringing the Licensed Patent Rights.

12.05	[ *** ] shall indemnify and hold [ *** ] harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of: a) the [ *** ]; or b) the [ *** ]. [ *** ] agrees to maintain a [ *** ] consistent with [ *** ]. The indemnification in this paragraph shall not extend to [ *** ].

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13.	TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.01	This Agreement is effective when signed by all parties and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.02	In the event that Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Article 13.05, and if the default has not been remedied within ninety (90) days after the date of notice in writing of such default, PHS may terminate this Agreement in whole or in part by written notice and pursue outstanding amounts owed through procedures provided by the Federal Debt Collection Act.

13.03	In the event that Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, Licensee shall immediately notify PHS in writing. Furthermore, PHS shall have the right to terminate this Agreement immediately upon Licensee‘s receipt of written notice.

13.04	Licensee shall have a unilateral right to terminate this Agreement and/or any licenses in any country or territory by giving PHS sixty (60) days written notice to that effect.

13.05	PHS shall specifically have the right to terminate or modify, at its option, this Agreement, if PHS determines in good faith that the Licensee: 1) is not [ *** ] executing the Commercial Development Plan submitted with its request for a license, as modified pursuant to Paragraph 9.02, and the Licensee cannot otherwise demonstrate to PHS‘s satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve Practical Application of the Licensed Products or Licensed Processes; 2) has not achieved the Benchmarks as may be modified under Paragraph 9.02 or Article 10; 3) is not keeping Licensed Products or Licensed Processes reasonably available, in accordance with the Commercial Development Plan, as modified pursuant to Paragraph 9.02, to the public after First Commercial Sale; 4) has not reasonably satisfied, and is not capable of reasonably satisfying, significant unmet health and safety needs identified in the Commercial Development Plan, as modified pursuant to Paragraph 9.02 or 5) cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.02 unless waived. PHS shall specifically have the right to terminate or modify, at its option, this Agreement, if PHS determines in good faith that the Licensee: 1) has willfully made a false statement of, or willfully omitted, a fact that PHS can establish was material to their decision to grant or maintain the license provided herein, either in the license application or in any report required by the license Agreement; or 2) has committed a material breach of a covenant or agreement contained in the license that is not remedied within ninety (90) days after the date of notice of such default; . In making any determination under this Paragraph 13.05, PHS will take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment, the annual reports submitted by Licensee and modifications, if any, under Paragraph 9.02 and discussions between the Parties regarding modifications of Benchmarks and/or the Commercial Development Plan as provided for in Paragraph 9.02. Prior to invoking this right, PHS shall give written notice to Licensee providing Licensee specific notice of, and a ninety (90) day opportunity to respond to, PHS‘s concerns . If Licensee fails to alleviate PHS‘s concerns ) or fails to initiate corrective action to PHS‘s satisfaction, PHS may terminate this Agreement, in whole or in part at its sole option.

13.06	When the public health and safety so require, and after written notice to Licensee providing Licensee a sixty (60) day opportunity to respond, PHS shall have the right to require Licensee to grant sublicenses to responsible applicants, on reasonable terms, in any Licensed Fields of Use under the Licensed Patent Rights, unless Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter

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of the Licensed Patent Rights. PHS will not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with Licensee.

13.07	PHS reserves the right according to 35 U.S.C. ' 209(d)(3) to terminate or modify this Agreement if it is determined that such action is necessary to meet requirements for public use specified by federal regulations issued after the date of the license and such requirements are not reasonably satisfied by Licensee.

13.08	Within thirty (30) days of receipt of written notice of PHS‘s unilateral decision to modify or terminate this Agreement, Licensee may, consistent with the provisions of 37 CFR 404.11, appeal the decision by written submission to the designated PHS official. The decision of the designated PHS official shall be the final agency decision. Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

13.09	Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by Licensee. Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expenses, due to PHS shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with PHS pursuant to Paragraph 4.03. Unless otherwise specifically provided for under this Agreement, upon termination of this Agreement, Licensee may sell or otherwise transfer such existing inventory of Licensed Products as are covered by the Licensed Patent Rights subject to such sales being considered Net Sales hereunder and subject to payment of the applicable royalty hereunder, within ninety (90) days of termination of this Agreement. Upon expiration, Licensee shall have no further obligations to PHS under this Agreement.

13.10	In the event that Licensee fails to meet a Benchmark for either BL22 or HA22 but continues to meet Benchmarks for the other of said BL22 or HA22, PHS agrees that such failure will result only in a right to terminate the Agreement under Paragraph 13.05 with respect to the product for which a Benchmark is not achieved and not to the entirety of the Licensed Field of Use.

14.	GENERAL PROVISIONS

14.01	Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by that Party or excuse a similar subsequent failure to perform any such term or condition by other Party.

14.02	This Agreement constitutes the entire agreement between the Parties relating to the subject matter of the Licensed Patent Rights, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.03	The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.04	If either Party desires a modification to this Agreement, the Parties shall, upon reasonable notice of the proposed modification by the Party desiring the change, confer in good faith to determine the desirability of such modification. No modification will be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.05	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

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14.06	All notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other Party at the address designated on the following Signature Page, or to such other address as may be designated in writing by such other Party. Notices shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

14.07	This Agreement shall not be assigned by Licensee except: a) with the prior written consent of PHS, such consent not to be withheld unreasonably; or b) as part of a sale or transfer of a part of or substantially all of the business of Licensee relating to operations which concern this Agreement, including any transfer in the form of a sale to a third party of the right to develop or commercialize a therapeutic or diagnostic that falls within the Agreement. Licensee shall notify PHS within ten (10) days of any assignment of this Agreement by Licensee.

14.08	Licensee agrees in its use of any PHS-supplied materials to comply with all applicable statutes, regulations, and guidelines, including PHS and DHHS regulations and guidelines. Licensee agrees not to use the materials provided by PHS for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. Licensee agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of such research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of such research or trials.

14.09	Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of such items may require a license from the cognizant Agency of the U.S. Government or written assurances by Licensee that it shall not export such items to certain foreign countries without prior approval of such agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

14.10	Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status as necessary to preserve rights to damages of PHS and/or Licensee in enforcement actions against future infringing third parties. All Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in such a manner as to preserve PHS patent rights in such countries.

14.11	By entering into this Agreement, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by Licensee whether directly or indirectly related to this Agreement. Licensee shall not state or imply that this Agreement is an endorsement by the Government, PHS, any other Government organizational unit, or any Government employee. Additionally, Licensee shall not use the names of NIH, CDC, PHS, or DHHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written consent of PHS, except as required for compliance with any statute, rule or regulatory or listing agency requirement.

14.12	The Parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13. Licensee agrees first to appeal any such unsettled claims or

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controversies to the designated PHS official, or designee, whose decision shall be considered the final agency decision. Thereafter, Licensee may exercise any administrative or judicial remedies that may be available.

14.13	Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14	Paragraphs 4.03, 8.01, 9.05-9.07, 12.01-12.05, 13.08, 13.09, and 14.12 of this Agreement shall survive termination of this Agreement.

SIGNATURES BEGIN ON NEXT PAGE

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PHS PATENT LICENSE AGREEMENT—EXCLUSIVE

SIGNATURE PAGE

For PHS:

/s/ Steven M. Ferguson	November 29, 2004

Steven M. Ferguson	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

by:

/s/ Mark A. Goldsmith	December 7, 2004

Signature of Authorized Official	Date

Mark A. Goldsmith

Printed Name

Senior Vice President, Health Care

Title

Official and Mailing Address for Notices:

Genencor International, Inc.

925 Page Mill Road

Palo Alto, CA 94304-1013

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. “ 3801-3812 (civil liability) and 18 U.S.C. ’ 1001 (criminal liability including fine(s) and/or imprisonment).

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APPENDIX A—Patent(s) or Patent Application(s)

Patent(s) or Patent Application(s):

Group I, to which Licensee is granted non-exclusive rights in the Licensed Fields of Use::

a) DHHS technology ref. #E-385-1986/0: “Recombinant Pseudomonas Exotoxin: Construction of an Active Immunotoxin with Low Side Effects” Issued as US Patent 4,892,827;

b) DHHS technology ref. #E-135-1989/0: “Recombinant Antibody-Toxin Fusion Protein” Issued as US Patents 6,051,405, 5,863,745, and 5,696,237; and

c) DHHS technology ref. #E-306-1987/0: “Methods for treating malignancy and autoimmune disorders in humans” Issued as Canadian patent 1325591 and Japanese patent 2581788;

d) DHHS technology ref. #E-306-1987/1: “Methods for treating malignancy and autoimmune disorders in humans using Tac antibodies” Pending as U.S. Patent application 08/478,748;

e) DHHS technology ref. #E-163-1993/0: “Recombinant Disulfide-Stabilized Polypeptide Fragments Having Binding Specificity” Issued as US Patents 5,747,654, 6,147,203, and 6,558,672; and

Any related foreign filed national stage applications claiming priority to such patent applications and patents listed in I (a)-(e) above.

Group II, to which Licensee is granted exclusive rights in the Licensed Fields of Use::

a) DHHS technology ref. #E-146-1999/0: “Reduction of nonspecific animal toxicity of immunotoxin by mutating framework repetitions of Fv to lower isoelectric point” (PCT application PCT/US01/43602) Pending as U.S. Patent Application 10/416,129;

b) DHHS technology ref. #E-216-2000/2: “Pegylation of Linkers Improves Antitumor Activity and Reduces Toxicity of Immunoconjugates” (PCT application PCT/US01/18503, combining 60/211,331 and 60/213,804) Pending as US patent application 10/297,337;

c) DHHS technology ref. #E-129-2001/0: “Mutated anti-CD22 antibodies with increased affinity to CD22 expressing leukemia cells” pending as PCT application PCT/US02/30316;

d) DHHS technology ref. #E-046-2004/0: “Mutated anti-CD22 antibodies and immunoconjugates” Pending as US patent application number 60/525,371; and

Any related foreign filed national stage applications claiming priority to such patent applications and patents listed in II (a)-(d) above.

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APPENDIX B—Licensed Fields of Use and Territory

Licensed Fields of Use:

     Use of the BL22 and HA22 and variants thereof as claimed in the Licensed Patent Rights for [ *** ].

Licensed Territory:

     Worldwide

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APPENDIX C—Royalties

Royalties:

I. Licensee agrees to pay to PHS a noncreditable, nonrefundable license issue royalty in the amount of [ *** ].

II. Licensee agrees to pay to PHS a nonrefundable minimum annual royalty in the amount of [ *** ], with the understanding that payments made under any existing CRADA with NCI relating the BL22 or HA22 in that same year are fully creditable towards this minimum annual royalty.

III. Licensee agrees to pay PHS earned royalties on Net Sales by or on behalf of Licensee and its sublicensees as follows:

     [ *** ] of Net Sales of BL-22 and [ *** ] of Net Sales of HA-22, subject to Paragraph 6.11.

IV. Licensee agrees to pay PHS benchmark royalties as follows within thirty (30) days of achieving said Benchmark:

     BL22 Benchmarks – Hairy Cell Leukemia (HCL)

First patient dosing in first Pivotal Trial
in humans, anywhere in the Licensed Territory,
utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es)
anywhere in the
Licensed Territory
[ *** ]
First BLA/NDA filing	[ *** ]
First Commercial Sale of BL22 to treat HCL anywhere in the Licensed Territory, utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) anywhere in the Licensed Territory	[ *** ]

BL22 Benchmarks – Indication(s) other than HCL

Licensee agrees to amend its Commercial Development Plan and Benchmarks to include the use of BL22 to treat hematologic indication(s) other than HCL, should Licensee contemplate such clinical development. PHS agrees to accept such changes to Licensee’s Commercial Development Plan, subject to Paragraph 9.02. PHS further agrees to provide Licensee with proposed benchmark royalties for such indication(s) and to negotiate the proposed benchmark royalties with Licensee in good faith.

HA22 Benchmarks – All Milestones are Per Indication and Payable Only Once Per Indication

First patient dosing in a Phase I clinical trial in humans, anywhere in the Licensed Territory, utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) anywhere in the Licensed Territory
[ *** ]

First patient dosing in a Pivotal Trial in humans, anywhere in the Licensed Territory, utilizing and/or directed to Licensed Product(s)

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and/or Licensed Process(es) anywhere in the Licensed Territory	[ *** ]

Filing of BLA/NDA	[ *** ]

BLA/NDA Approval for Marketing	[ *** ]

First Commercial Sale of HA22 associated with each NDA filing anywhere in the Licensed Territory, utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) anywhere in the Licensed Territory
[ *** ]

V. Sublicense Royalties

(a)	Licensee agrees to pay PHS a Sublicense Royalty based on fees received by Licensee pursuant to a sublicense of the rights granted Licensee in this Agreement, where such fees are not any of (a) payments for royalties received from a sublicensee related to the sale of Licensed Products subject to this Agreement; (b) payments received as an advance creditable against earned royalties; (c) payments received as compensation for research and development costs incurred subsequent to the effective date of the sublicense; and (d) payments received as an equity investment in Licensee.

For any sublicense granted [ *** ], the Sublicense Royalty shall be [ *** ]. For any sublicense granted [ *** ], the Sublicense Royalty shall be [ *** ]. For any sublicenses granted [ *** ], the Sublicense Royalty shall be [ *** ].

(b)	Licensee may contract with a sublicensee such that said sublicensee is responsible for payment to Licensee of a milestone or benchmark payment for occurrence of an event that would cause Licensee to be responsible for a payment to PHS under this Agreement pursuant to Paragraph 6.04. In such case, only that part of such payment that is received by Licensee that exceeds the amount due for a specific benchmark under Paragraph 6.04 shall be subject to a Sublicense Royalty under subsection (a) above.

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APPENDIX D—Modifications

PHS and Licensee agree to the following modifications to the Articles and Paragraphs of this Agreement:

All modifications to the Agreement are contained within the body of the Agreement.

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APPENDIX E—Benchmarks and Performance

Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify PHS that the Benchmark has been achieved.

BL22 Therapeutic Benchmarks:

First Pivotal clinical trial patient dosing	on or before [ *** ]

NDA /BLA filing	on or before [ *** ]

First Commercial Sale	on or before [ *** ]

HA22 Therapeutic Benchmarks

First Phase I trial patient dosing	on or before [ *** ]

First Pivotal trial patient dosing	on or before [ *** ]

NDA /BLA filing	on or before [ *** ]

First Commercial Sale	on or before [ *** ]

Licensee has also indicated in its Application for License to Public Health Service Inventions, received by PHS on July 6, 2004, that pre-clinical studies might be undertaken in the field of [ *** ]. Should Licensee desire to amend this Agreement to include such field of use, Licensee shall submit to PHS a complete Commercial Development Plan and Benchmarks relating to such field of use. PHS agrees to consider, in good faith, an amendment to the Agreement to include such field of use.

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APPENDIX F—Commercial Development Plan

BL22 Early Clinical Development Plan
Since BL22 is in [ *** ] for [ *** ] no further [ *** ]. If, following discussion with FDA, [ *** ], Genencor will [ *** ].

BL22 is currently in [ *** ] at [ *** ]. A [ *** ] is also underway. Genencor will assume [ *** ] and [ *** ]. [ *** ] is the sole site for these studies. Sponsorship of [ *** ], which is currently held by [ *** ], will transfer to Genencor.

BL22 Full Development Plan
Genencor currently plans to [ *** ] . An important success factor will be [ *** ]. A [ *** ] may be acceptable. [ *** ] is rapidly becoming the [ *** ] for [ *** ] . It may become advisable to conduct [ *** ], or [ *** ]. Future [ *** ] will depend on [ *** ]. The [ *** ] has accepted [ *** ].

Following completion of [ *** ], [ *** ] will be designed if warranted by [ *** ]. Again, the [ *** ] will be completed [ *** ], other [ *** ], and [ *** ].

Results from [ *** ] will also be used [ *** ].

BL22 Manufacturing Plan
The process used at [ *** ] for manufacturing [ *** ], while acceptable [ *** ], would not be acceptable [ *** ]. An improved [ *** ]. Following technology transfer to Genencor, Genencor plans to [ *** ]. Additional [ *** ].

BL22 DEVELOPMENT BENCHMARKS

BENCHMARK	COMPLETION
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

HA22 Development Plan

HA22 Preclinical Development Plan
The initial preclinical program will provide support for [ *** ] and [ *** ]. GCOR plan an extensive characterization [ *** ].

[ *** ]

[ *** ]

[ *** ]

Preclinical Evaluation of HA22 for use in [ *** ]
The program [ *** ] to [ *** ]. Based on [ *** ].

HA22 Early Clinical Development Plan
When, following [ *** ], [ *** ] becomes available, an [ *** ] development plan will be implemented in order to:

1.	[ *** ],

2.	[ *** ],

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3.	[ *** ],

4.	[ *** ].

[ *** ].

[ *** ].

HA22 Full Development Strategy
The full development strategy will [ *** ].

HA22 Manufacturing Plan
[ *** ] HA22 material beyond that [ *** ] being manufactured for [ *** ].

[ *** ].

HA22 DEVELOPMENT BENCHMARKS

BENCHMARK	COMPLETION
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

Marketing and Sales Plan for BL22 and/or HA22

Genencor intends to establish [ *** ].

[ *** ].